Evergreen

EVERGREEN VA INTERNATIONAL GROWTH FUND

Semiannual Report
as of June 30, 2002

Evergreen Investments℠
MUTUAL FUNDS

Evergreen VA International Growth Fund - Semiannual Report as of June 30, 2002

INVESTMENTS THAT STAND THE TEST OF TIME

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With $218 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of June 30, 2002

Letter to Shareholders
August 2002

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer

Dear Evergreen Shareholders,

We are pleased to provide the semiannual report for the Evergreen VA International Growth Fund, which covers the six-month period ended June 30, 2002.

After experiencing mixed performance for the first three months of the period, the U.S. equities markets renewed their struggles during the final three months. Concerns over a slowdown in growth and the legitimacy of earnings were compounded by worries over terrorism and corporate credibility. As a result of these events, investor pessimism grew, and market valuations fell in the first half of the year. Leading the declines for the major market indexes was the Nasdaq Composite, which fell 25%. Following the Nasdaq in the pullback was the Standard & Poor’s 500 Index (S&P 500), which lost 14% of its value, and the Dow Jones Industrial Average, down 8% through June 30, 2002. Even small cap stocks (as measured by the Russell 2000 Index, which outperformed other benchmarks for much of the past two years) were down 9% in the second quarter, bringing their mid-year loss to 5%.

The U.S. fixed income markets, after mixed performance in the first three months of the period, recovered nicely in the final three months. Moderation in economic growth had much to do with this improvement in performance, since a slowdown in the pace of gross domestic product (GDP) growth suggests the Federal Reserve Board may remain on the sidelines longer than originally anticipated. Uncertainty related to geopolitical risks also contributed to the gains in Treasuries, which still maintain their role as a leading safe haven for domestic and international investors.

Looking ahead for the markets, we strongly encourage investors to focus on the improving fundamentals of the U.S. economy. We continue to project GDP growth in the range of 3% in 2002, with inflation tracking below 2%. Unemployment, as a lagging indicator, will likely get worse before it gets better. The silver lining here is that the Fed should stay on the sidelines until the trend in employment turns positive. Additionally, the growth trends for services and productivity remain positive, suggesting better profits ahead.

We continue to forecast operating earnings growth in the range of 8% to 10% for companies in the S&P 500 during 2002. Profits have often risen more than 20% in the first year of past recoveries, yet due to the lack of capital spending increases, we expect moderate earnings growth this year compared to past periods. We believe equity market gains may begin to reflect profit growth. However, given the low levels of investor confidence, we see very little room for P/E multiple expansion. A positive development on the geopolitical front, though, could add considerable momentum to the markets, providing investors relief from oversold conditions and a path to higher valuation.

Looking at bonds, we believe the pace of economic growth will enable the Fed to only slightly tighten policy late in the year. The prospects for slightly higher rates and the elongation of the recovery may enable fixed income instruments to continue recent contributions to diversified portfolios. Quality high yield bonds and investment-grade corporates also offer potential for gains as the environment improves and spreads narrow.

Diversification remains important

An environment like the past six months offers many reasons for building and maintaining a diversified portfolio rather than trying to make investment decisions based on anticipated market movements. It is important that you consult with your financial advisor to develop a strategy that will support your long-term objectives.

Please visit our newly enhanced Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investments

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

EVERGREEN
VA International Growth Fund
Fund at a Glance as of June 30, 2002

“Over the next several months, we see improving investment opportunities internationally after many years in which foreign markets underperformed the U.S. We think it is increasingly likely that international markets should continue to do better because of improving conditions outside the United States, problems in the U.S., and the continuing decline in the value of the dollar against other currencies.”

PORTFOLIO MANAGEMENT TEAM

International Equity Team

Lead Manager: Gilman C. Gunn

PERFORMANCE & RETURNS1

Portfolio Inception Date:	8/17/1998

6-month return	5.77%

Average Annual Returns

1 year	-0.61%

Since Portfolio Inception	1.68%

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen VA International Growth Fund,1 versus a similar investment in the Morgan Stanley Capital International Europe, Australasia and Far East Free Index (MSCI EAFE Free) and the Consumer Price Index (CPI).

The MSCI EAFE Free is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gain distributions.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

Smaller capitalization stock investing may offer the potential for greater long-term results; however, it is also generally associated with greater price volatility due to the higher risk of failure

All data is as of June 30, 2002, and subject to change.

EVERGREEN
VA International Growth Fund
Portfolio Manager Interview

How did the fund perform?

The fund had a total return of 5.77% for the six-month period ended June 30, 2002, outperforming both the competitive funds’ median and its industry benchmark for international investing. During the period, the median return of variable annuity international equity funds was -2.28%, according to Lipper Inc., an independent monitor of fund performance. Also during the period, the Morgan Stanley Capital International Europe, Australasia and Far East Free Index (MSCI EAFE Free), a benchmark for international equity performance, had a return of -2.77%. Starting with this report, we are using the MSCI EAFE Free rather than the Morgan Stanley Capital International Europe, Australasia and Far East Index (EAFE). The EAFE Free differs from the EAFE in that it does not include company shares owned that are not freely tradable; for example, those owned and controlled by foreign governments and therefore not available to private investors are not freely tradable. We believe the EAFE Free more accurately reflects the universe of tradable stocks in which the fund is able to invest.

PORTFOLIO CHARACTERISTICS
(as of 6/30/2002)

Total Net Assets	$27,188,710

Number of Holdings	193

P/E Ratio	21.2x

What was the international investment environment like during the six months?

The first six months of 2002 marked a time when foreign equity markets started to outperform the U.S. equities, both because of improving prospects internationally and disappointments in the United States. Emerging market equities showed improved performance as investors were attracted to their very low prices, while smaller company stocks outperformed large cap stocks globally. In addition, after several years of strong gains, the U.S. dollar started to decline in value against other major currencies, including the euro and the Japanese yen, boosting the value of securities denominated in those currencies.

What were the principal factors contributing to the fund’s performance? The fund’s strong performance relative to the benchmark and competitive funds was due to the fund’s defensive positioning as we focused on reasonably priced stocks of companies that show consistency and predictability. Many investors moved toward more aggressive positions in the first six months of 2002, anticipating a recovery in economic growth and in corporate profits during the second half of the year. We thought, however, that the main issue remained stock valuations and that many stocks were priced too highly. As a result, we gravitated toward more reasonably priced stocks of companies with consistent and predictable earnings in industries such as tobacco, beverages, food and real estate. We continued to underweight more volatile sectors such as technology and telecommunications, which we had been de-emphasizing for the past two years.

TOP 10 COUNTRIES
(as a percentage of 6/30/2002 portfolio assets)

United Kingdom	20.3%

Japan	16.0%

France	9.5%

Canada	7.8%

Switzerland	7.3%

Netherlands	5.2%

Sweden	4.8%

Germany	3.8%

South Korea	3.5%

Mexico	3.4%

By country, our main focus remained on the major industrialized nations, especially in Europe. We also slightly increased our weighting in Japan, focusing on global companies such as Toyota, Sony and Canon, although we remained underweighted in Japan versus our benchmark and most competitors. In addition, we raised the weighting in emerging market equities because of their very low prices and solid prospects. This decision helped support performance as emerging market stocks started to rebound during the period.

EVERGREEN
VA International Growth Fund
Portfolio Manager Interview

TOP 5 SECTORS
(as a percentage of 6/30/2002 net assets)

Financials	21.7%

Consumer Staples	20.2%

Consumer Discretionary	14.1%

Industrials	8.6%

Energy	8.0%

What were some of your representative investments?

Among tobacco stocks, one of our favorites was a smaller company, Swedish Match. This is one of the industry’s fastest growing firms as it focuses on the high growth parts of the business. It does not produce cigarettes, concentrating instead on snuff, chewing tobacco and cigar products. This company, which has been a solid performer for us since we first invested more than five years ago, continues to have a reasonable valuation relative to its future prospects.

In the beverage industry, we liked Heineken Holdings. This company is separate from the beer brewing company, but its only asset is its equity position in the brewer. And yet, Heineken Holdings’ stock trades at about a 25% discount to the value of its Heineken brewing shares, making it a very cheap alternative to Heineken itself.

The best example of our investments in the food industry is Nestle, the Swiss-based company that has a dominant position in the global marketplace, with product brand names that are recognized and used every day throughout the world.

Our largest holding among real estate investments is British Land, the biggest private property owner in the United Kingdom. Its properties include Broadgate Center, a prime office complex in the City of London. Despite its excellent properties, British Land’s stock has been trading at a very large discount to the value of its assets.

TOP 10 HOLDINGS
(as a percentage of 6/30/2002 net assets)

Mitsui Marine & Fire Insurance Co., Ltd.	2.7%

Brascan Corp.	2.5%

Nestle SA	2.4%

TotalFinaElf SA	1.8%

Swedish Match Co.	1.8%

Diageo Plc	1.8%

Cadbury Schweppes	1.6%

Nintendo Co., Ltd.	1.6%

Seven-Eleven Japan Co., Ltd.	1.4%

Autoliv, Inc.	1.3%

What is your international investment outlook for the next six months?

Over the next several months, we see improving investment opportunities internationally after many years in which foreign markets underperformed the U.S. We think it is increasingly likely that international markets should continue to do better because of improving conditions outside the United States, problems in the U.S., and the continuing decline in the value of the dollar against other currencies.

Having said that, we are in a turbulent period in the markets and we expect the volatility to continue. As a result, we intend to keep the fund defensively positioned, with a focus on reasonably priced stocks of companies with consistent earnings records.

EVERGREEN
VA International Growth Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31,
		2001	2000[1]	1999[1]	1998[1,2]

Net asset value, beginning of period	$ 9.36	$ 11.52	$ 12.72	$ 9.39	$ 10.00

Income from investment operations

Net investment income	0.10	0.05	0.10	0.09	0.03

Net realized and unrealized gains or losses on securities

and foreign currency related transactions	0.44	(2.14)	(0.74)	3.48	(0.64)

Total from investment operations	0.54	(2.09)	(0.64)	3.57	(0.61)

Distributions to shareholders from

Net investment income	0	(0.07)	(0.06)	(0.14)	0

Net realized gains	0	0	(0.50)	(0.10)	0

Total distributions	0	(0.07)	(0.56)	(0.24)	0

Net asset value, end of period	$ 9.90	$ 9.36	$ 11.52	$ 12.72	$ 9.39

Total return[3]	5.77%	(18.18%)	(5.06%)	38.22%	(6.10%)

Ratios and supplemental data

Net assets, end of period (thousands)	$ 27,189	$ 26,868	$ 8,764	$ 3,782	$ 1,425

Ratios to average net assets

Expenses[4]	1.00%[5]	1.01%	1.02%	1.03%	1.02%[5]

Net investment income	2.03%[5]	0.82%	1.14%	0.87%	1.05%[5]

Portfolio turnover rate	126%	187%	127%	144%	0.59%

1. Net investment income is based on average shares outstanding during the period.

2. For the period from August 17, 1998 (commencement of operations), to December 31, 1998.

3. Total return does not reflect charges attributable to your insurance company’s separate account.

4. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5. Annualized

See Notes to Financial Statements.

EVERGREEN
VA International Growth Fund
Schedule of Investments
June 30, 2002 (Unaudited)

	Country	Shares	Value

COMMON STOCKS - 91.3%
CONSUMER DISCRETIONARY - 14.1%
Auto Components - 1.5%
Autoliv, Inc. *	Sweden	14,793	$ 359,697
Sumitomo Rubber Industries, Ltd.	Japan	11,000	43,407
403,104
Automobiles - 2.1%
Honda Motor Co., Ltd.	Japan	4,000	162,183
PSA Peugeot Citroen	France	1,800	93,242
TI Automotive, Ltd. *(h)	United Kingdom	7,240	0
Toyota Motor Corp.	Japan	11,500	305,093
560,518
Distributors - 0.3%
Li & Fung, Ltd.	Hong Kong	66,000	89,695
Hotels, Restaurants & Leisure - 1.1%
Cafe De Coral Holdings, Ltd.	Hong Kong	60,000	46,540
NH Hoteles SA *	Spain	15,310	191,666
Rank Group	United Kingdom	17,450	71,169
309,375
Household Durables - 2.3%
Bellway Plc	United Kingdom	4,800	35,696
Electrolux AB	Sweden	8,900	179,211
Sony Corp.	Japan	7,500	397,843
612,750
Leisure Equipment & Products - 1.9%
Fuji Photo Film Co.	Japan	1,000	32,286
Konica Corp.	Japan	11,000	71,122
Nintendo Co., Ltd.	Japan	2,900	427,022
530,430
Media - 3.4%
British Sky Broadcast *	United Kingdom	7,300	70,007
Daily Mail & General Trust, Class A	United Kingdom	6,660	63,667
Edipresse SA	Switzerland	100	39,557
Kensington Group *	United Kingdom	8,358	25,843
Mondadori (Arnoldo) Editore	Italy	5,000	33,072
Pearson Publishing Plc	United Kingdom	9,700	96,499
Publicis Groupe SA	France	5,610	154,565
Shaw Brothers, Ltd.	Hong Kong	19,000	19,488
Springer Axel Verl	Germany	160	8,136
Telegraaf Holdings NV	Netherlands	4,572	85,270
TF1 Television Francaise	France	2,200	58,792
Torstar Corp.	Canada	4,131	65,554
Wolters Kluwer NV	Netherlands	10,100	191,356
911,806
Multi-line Retail - 0.4%
Next Plc	United Kingdom	2,500	35,524
Selfridges Plc	United Kingdom	15,500	68,829
104,353

EVERGREEN
VA International Growth Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Country	Shares	Value

COMMON STOCKS - continued
CONSUMER DISCRETIONARY - continued
Specialty Retail - 0.9%
DFS Furniture Co. Plc	United Kingdom	3,900	$ 24,468
Electronics Boutique Plc	United Kingdom	106,765	199,405
Vendex International NV	Netherlands	2,300	28,567
252,440
Textiles & Apparel - 0.2%
Adidas AG	Germany	600	49,208
CONSUMER STAPLES - 19.8%
Beverages - 4.8%
Al-Ahram Beverage Co. SAE, GDR *	Egypt	4,926	45,573
Campari Group *	Italy	800	26,418
Chosun Brewery Co. *	South Africa	1,370	84,500
Diageo Plc	United Kingdom	36,800	478,033
Fomento Economico Mexicano, S.A. de C.V., Ser. B ADR	Mexico	5,800	227,476
Heineken Holding NV	Netherlands	7,200	243,725
Pepsi Gemex SA *	Mexico	10,600	104,940
Remy Cointreau SA	France	2,672	85,603
1,296,268
Food & Drug Retailing - 2.0%
Safeway Plc	United Kingdom	17,000	73,027
Seven-Eleven Japan Co., Ltd.	Japan	10,000	393,776
Sobeys, Inc.	Canada	2,911	78,396
545,199
Food Products - 6.8%
Ajinomoto Co., Inc.	Japan	15,000	160,931
Cadbury Schweppes	United Kingdom	59,570	446,397
Cheil Jedang Corp.	South Korea	580	23,696
Lindt & Spruengli, Ltd.	Switzerland	400	228,227
Nestle SA	Switzerland	2,830	658,404
Nippon Meat Packers, Inc.	Japan	17,000	213,023
Northern Foods Plc	United Kingdom	38,900	104,384
1,835,062
Household Products - 0.6%
Kao Corp.	Japan	2,000	46,052
Uni-Charm Corp.	Japan	3,400	127,644
173,696
Personal Products - 0.6%
Mandom Corp.	Japan	4,800	85,096
Pacific Corp.	South Korea	360	41,895
Wella AG	Germany	560	33,204
160,195
Tobacco - 5.0%
Altadis SA	Spain	15,700	323,454
British America Tobacco Plc	United Kingdom	31,075	334,018
PT Hanjaya Mandala Sampoerna Tbk *	Indonesia	160,000	75,290
Souza Cruz SA	Brazil	30,000	154,931
Swedish Match Co.	Sweden	58,672	484,035
1,371,728

EVERGREEN
VA International Growth Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Country	Shares	Value

COMMON STOCKS - continued
ENERGY - 8.0%
Oil & Gas - 8.0%
BP Amoco Plc	United Kingdom	26,861	$ 225,654
BP Amoco Plc, ADR	United Kingdom	6,200	313,038
CNOOC, Ltd.	Hong Kong	28,500	38,184
Eni SpA	Italy	6,846	108,650
Petro-Canada	Canada	8,436	237,466
Royal Dutch Petroleum Co.	Netherlands	5,600	309,512
Surgutneftegaz, ADR	Russia	3,200	62,240
TonenGeneral Sekiyu KK	Japan	9,000	63,822
TotalFinaElf SA, ADR	France	3,800	307,420
TotalFinaElf SA, Class B	France	3,100	502,378
2,168,364
FINANCIALS - 21.1%
Banks - 6.5%
Anglo Irish Bank Austria AG *	Ireland	11,490	73,961
Barclays Plc	United Kingdom	3,792	31,914
BNP Paribas	France	2,026	111,839
Dah Sing Financial Group	Hong Kong	10,031	48,871
Danske Bank	Denmark	11,350	208,624
DBS Group Holdings, Ltd.	Singapore	3,000	21,062
Grupo Financiero Bancomer SA, Ser. O *	Mexico	302,400	246,541
Kookmin Bank	South Korea	1,185	57,526
Kookmin Bank, ADR *	South Korea	1,590	78,148
Lloyds TSB Group Plc	United Kingdom	17,300	172,238
OTP Bank	Hungary	2,000	15,708
Royal Bank of Scotland Group Plc	United Kingdom	200	5,672
Standard Chartered Plc	United Kingdom	9,700	103,524
UBS AG	Switzerland	3,000	150,553
United Overseas Bank	Singapore	27,608	198,512
Wing Hang Bank, Ltd.	Hong Kong	74,800	247,903
1,772,596
Diversified Financials - 7.4%
Aeon Credit Service Co., Ltd.	Hong Kong	148,400	58,030
Brascan Corp.	Canada	29,831	687,290
Close Brothers Group Plc	United Kingdom	11,404	109,104
Fortis	Belgium	8,230	175,884
Garban Plc	United Kingdom	1,316	16,784
Groupe Bruxelles Lambert SA	Belgium	2,035	106,117
HSBC Holdings Plc	United Kingdom	12,800	147,285
Irish Permanent Plc	Ireland	11,339	163,749
IVG Holding AG	Germany	5,750	57,758
Pargesa Holding AG	Switzerland	100	205,565
Shinhan Financial Group Co., Ltd., GDR 144A*	South Korea	2,000	55,000
Veba AG	Germany	3,814	220,879
2,003,445
Insurance - 4.6%
Assicurazioni Generali SpA	Italy	562	13,296
Chubb Corp.	United Kingdom	4,425	10,626
Industrial Alliance Life Insurance Co.	Canada	5,507	150,448

EVERGREEN
VA International Growth Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Country	Shares	Value

COMMON STOCKS - continued
FINANCIALS - continued
Insurance - continued
Kingsway Financial Services, Inc. *	Canada	10,101	$114,141
Manulife Financial Corp.	Canada	4,763	136,897
Mitsui Marine & Fire Insurance Co., Ltd.	Japan	135,000	726,442
Riunone Adriatica di Sicurta SpA	Italy	3,125	41,864
Samsung Fire & Marine Co., Ltd.	South Korea	700	43,059
1,236,773
Real Estate - 2.6%
Amoy Properties, Ltd. *	Hong Kong	50,000	57,053
British Land Co. Plc	United Kingdom	19,871	168,750
Brookfield Properties Corp.	Canada	15,792	325,469
Cheung Kong Holdings, Ltd. *	Hong Kong	11,000	91,670
Land Securities Plc	United Kingdom	5,600	73,683
716,625
HEALTH CARE - 5.8%
Health Care Equipment & Supplies - 0.2%
Smith & Nephew Plc	United Kingdom	12,272	68,106
Pharmaceuticals - 5.6%
Alliance Unichem Plc	United Kingdom	15,069	142,445
Aventis SA, Class A	France	3,498	247,405
Chugai Pharmaceutical Co., Ltd.	Japan	13,000	155,525
GlaxoSmithKline Plc, ADR	United Kingdom	3,249	70,242
Merck KGaA	Germany	4,928	133,103
Novartis AG	Switzerland	5,800	254,516
Pharmacia Corp. *	Sweden	5,158	197,366
Pliva, GDR	Croatia	5,600	82,544
Roche Holdings AG	Switzerland	1,000	75,427
Sankyo Co.	Japan	12,000	163,184
1,521,757
INDUSTRIALS - 8.3%
Aerospace & Defense - 0.4%
British Aerospace Plc	United Kingdom	9,500	48,522
Meggitt Plc	United Kingdom	14,122	46,938
95,460
Air Freight & Couriers - 0.8%
Securicor Plc	United Kingdom	20,115	36,419
TNT Post Group NV	Netherlands	8,032	181,074
217,493
Building Products - 0.9%
Cie de Saint-Gobain *	France	5,276	239,238
Commercial Services & Supplies - 1.1%
Adecco SA, ADR	Switzerland	500	29,635
International Service System *	Denmark	1,400	73,763
Moore Corp., Ltd. *	Canada	4,672	53,466
Secom Co., Ltd.	Japan	3,000	147,165
304,029

EVERGREEN
VA International Growth Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Country	Shares	Value

COMMON STOCKS - continued
INDUSTRIALS - continued
Construction & Engineering - 0.4%
Balfour Beatty Plc	United Kingdom	32,080	$ 114,451
Electrical Equipment - 0.0%
Johnson Electric Holdings, Ltd.	Bermuda	4,000	4,718
Industrial Conglomerates - 1.4%
DCC Plc	Ireland	11,284	128,473
Siemens AG	Germany	4,090	245,048
373,521
Machinery - 1.8%
Babcock International Group	United Kingdom	16,000	29,273
BBA Group Plc	United Kingdom	14,091	59,188
Bodycote International	United Kingdom	17,000	55,371
IHC Caland NV	Netherlands	3,360	200,549
Kubota Corp.	Japan	49,000	149,210
493,591
Marine - 0.2%
Daewoo Shipbuilding & Marine Energineering Co., Ltd. *	South Korea	7,000	50,332
Road & Rail - 0.4%
Arriva Plc	United Kingdom	14,500	72,568
National Express Group	United Kingdom	5,120	45,276
117,844
Trading Companies & Distributors - 0.1%
Mitsubishi Corp.	Japan	5,000	36,166
Transportation Infrastructure - 0.8%
Associated British Ports Holdings Plc	United Kingdom	5,005	34,339
Brisa-Auto Estradas de Portugal SA	Portugal	24,000	134,850
Hong Kong Aircraft	Hong Kong	20,000	49,617
218,806
INFORMATION TECHNOLOGY - 2.9%
Computers & Peripherals - 0.4%
Logitech International SA *	Switzerland	2,100	97,432
Electronic Equipment & Instruments - 0.1%
Laird Group Plc	United Kingdom	11,000	27,966
Office Electronics - 0.5%
Canon, Inc.	Japan	4,000	151,170
Semiconductor Equipment & Products - 1.9%
Samsung Electronics Co., Ltd.	South Korea	860	235,195
Samsung Electronics Co., Ltd., GDR 144A*	South Korea	4,005	284,760
Sunplus Technology Co., Ltd *	Taiwan	1,676	8,281
528,236
MATERIALS - 7.1%
Chemicals - 0.6%
Akzo Nobel NV	Netherlands	2,017	87,662
Syngenta AG *	Switzerland	1,244	74,607
162,269

EVERGREEN
VA International Growth Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Country	Shares	Value

COMMON STOCKS - continued
MATERIALS - continued
Construction Materials - 3.3%
Aggregate Indiana Plc	United Kingdom	60,000	$ 81,188
Cemex SA de CV, ADR	Mexico	7,302	192,481
Compagnie Generale des Etablissements Michelin, Class B	France	7,000	283,117
Holcim, Ltd.	Switzerland	280	64,110
Lafarge SA	France	2,717	270,506
891,402
Containers & Packaging - 0.4%
Rexam Plc	United Kingdom	16,000	103,676
Metals & Mining - 1.6%
Companhia Vale do Rio Doce, ADR	Brazil	10,300	267,285
Compania de Minas Buenaventura SA, ADR	Peru	600	15,360
Lonmin Plc	United Kingdom	5,880	103,097
Placer Dome, Inc.	Canada	5,200	58,208
443,950
Paper & Forest Products - 1.2%
Oji Paper Co., Ltd.	Japan	10,000	57,148
Sappi, Ltd.	South Africa	2,529	35,362
Timberwest Forest Corp.	Canada	10,888	100,083
UPM-Kymmene Oyj	Finland	3,415	134,182
326,775
TELECOMMUNICATION SERVICES - 2.2%
Diversified Telecommunication Services - 2.2%
BT Group *	United Kingdom	50,451	193,839
Telecom Italia SpA	Italy	37,977	201,030
Telefonica SA *	Spain	12,162	101,904
Telefonos de Mexico SA de CV, ADR	Mexico	3,500	112,280
609,053
UTILITIES - 2.0%
Electric Utilities - 0.5%
Huaneng Power Intl., Inc.	Hong Kong	20,000	16,411
National Power Plc *	United Kingdom	21,000	53,789
Scot & Southern Energy Plc	United Kingdom	7,000	69,265
139,465
Gas Utilities - 0.7%
Gas Natural SDG SA	Spain	2,870	55,168
Lattice Group Plc	United Kingdom	55,168	143,831
198,999
Multi-Utilities - 0.4%
Suez SA	France	3,500	93,153
Water Utilities - 0.4%
Kelda Group Plc	United Kingdom	15,770	102,667
Total Common Stocks			24,835,355

EVERGREEN
VA International Growth Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Country	Shares	Value

PREFERRED STOCKS - 2.0%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Hyundai Motor Co., Ltd.	South Korea	2,220	$ 24,359
CONSUMER STAPLES - 0.4%
Beverages - 0.3%
Companhia de Bebidas das Americas, ADR	Brazil	636,673	98,460
Food Products - 0.1%
Perdigao SA	Brazil	3,400	17,307
FINANCIALS - 0.6%
Banks - 0.6%
Banco Itau SA *	Brazil	2,827,200	159,898
HEALTH CARE - 0.6%
Health Care Equipment & Supplies - 0.6%
Fresenius Medical Care AG	Germany	4,900	165,144
INDUSTRIALS - 0.3%
Commercial Services & Supplies - 0.3%
Henkel KGaA	Germany	1,000	69,692
Total Preferred Stocks			534,860
RIGHTS - 0.0%
FINANCIALS - 0.0%
Real Estate - 0.0%
Cheung Kong Holdings, Ltd.	Hong Kong	440	0
SHORT-TERM INVESTMENTS - 1.2%
MUTUAL FUND SHARES - 1.2%
Evergreen Institutional U.S. Government Money Market Fund (o)	United States	314,407	314,407
Total Investments - (cost $24,277,471) - 94.5%			25,684,622
Other Assets and Liabilities - 5.5%			1,504,088
Net Assets - 100.0%			$ 27,188,710

EVERGREEN
VA International Growth Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

144A	Security that may be sold to qualified buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.
*	Non-income producing security
(h)	No market quotation available. Valued at fair value as determined in good faith under procedures established by the Board of Trustees.
(o)	The advisor of the fund and the advisor of the money market fund are each a subsidiary of Wachovia Corporation.

Summary of Abbreviations
ADR	American Depository Receipt
GDR	Global Depository Receipt

At June 30, 2002, the Fund held investments in the following countries:
	Market Value	Percentage of Portfolio Assets

United Kingdom	$ 5,207,693	20.3%
Japan	4,115,309	16.0%
France	2,447,258	9.5%
Canada	2,007,418	7.8%
Switzerland	1,878,033	7.3%
Netherlands	1,327,714	5.2%
Sweden	1,220,309	4.8%
Germany	982,173	3.8%
South Korea	893,972	3.5%
Mexico	883,718	3.4%
Hong Kong	763,461	3.0%
Brazil	697,881	2.7%
Spain	672,192	2.6%
Italy	424,330	1.7%
Ireland	366,183	1.4%
United States	314,407	1.2%
Denmark	282,387	1.1%
Belgium	282,001	1.1%
Singapore	219,573	0.9%
Portugal	134,851	0.5%
Finland	134,182	0.5%
South Africa	119,863	0.5%
Croatia	82,544	0.3%
Indonesia	75,290	0.3%
Russia	62,240	0.2%
Egypt	45,573	0.2%
Hungary	15,708	0.1%
Peru	15,360	0.1%
Taiwan	8,281	0.0%
Bermuda	4,718	0.0%
	$ 25,684,622	100.0%

See Notes to Financial Statements.

EVERGREEN
VA International Growth Fund
Statement of Assets and Liabilities
June 30, 2002 (Unaudited)

Assets
Identified cost of securities	$ 24,277,471
Net unrealized gains on securities	1,407,151

Market value of securities	25,684,622
Cash	3,602
Foreign currency, at value (cost $331,952)	351,271
Receivable for securities sold	1,222,484
Dividends and interest receivable	82,548
Receivable from investment advisor	11,056

Total assets	27,355,583

Liabilities
Payable for securities purchased	115,028
Due to other related parties	220
Accrued expenses and other liabilities	51,625

Total liabilities	166,873

Net assets	$ 27,188,710

Net assets represented by
Paid-in capital	$ 33,069,779
Undistributed net investment income	254,131
Accumulated net realized losses on securities, futures contracts and foreign currency related transactions	(7,568,894)
Net unrealized gains on securities and foreign currency related transactions	1,433,694

Total net assets	$ 27,188,710

Shares outstanding	2,747,720

Net asset value per share	$ 9.90

See Notes to Financial Statements.

EVERGREEN
VA International Growth Fund
Statement of Operations
Six Months Ended June 30, 2002 (Unaudited)

Investment income
Dividends (net of foreign withholding taxes of $45,629)	$ 394,234
Interest	11,411

Total investment income	405,645

Expenses
Advisory fee	88,355
Administrative services fees	13,387
Transfer agent fee	121
Trustees’ fees and expenses	321
Printing and postage expenses	25,601
Custodian fee	61,247
Professional fees	8,870
Other	798

Total expenses	198,700
Less: Expense reductions	(474)
Fee waivers	(64,354)

Net expenses	133,872

Net investment income	271,773

Net realized and unrealized losses on securities, futures contracts and foreign currency related transactions
Net realized losses on:
Securities	(800,558)
Futures contracts	(14,057)
Foreign currency related transactions	(8,042)

Net realized losses on securities, futures contracts and foreign currency related transactions	(822,657)

Net change in unrealized gains or losses on securities and foreign currency related transactions	2,030,833

Net realized and unrealized gains on securities, futures contracts and foreign currency related transactions 1,208,176

Net increase in net assets resulting from operations	$ 1,479,949

See Notes to Financial Statements.

EVERGREEN
VA International Growth Fund
Statement of Changes in Net Assets

	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001

Operations
Net investment income	$ 271,773	$ 132,164
Net realized losses on securities, futures contracts and foreign currency related transactions	(822,657)	(4,812,889)
Net change in unrealized gains or losses on securities and foreign currency related transactions	2,030,833	1,405,676

Net increase (decrease) in net assets resulting from operations	1,479,949	(3,275,049)

Distributions to shareholders from net investment income	0	(145,953)

Capital share transactions
Proceeds from shares sold	1,138,855	1,379,877
Payment for shares redeemed	(2,298,019)	(2,685,640)
Net asset value of shares issued in reinvestment of distributions	0	145,953
Net asset value of shares issued in acquisition	0	22,684,279

Net increase (decrease) in net assets resulting from capital share transactions	(1,159,164)	21,524,469

Total increase in net assets	320,785	18,103,467
Net assets
Beginning of period	26,867,925	8,764,458

End of period	$ 27,188,710	$ 26,867,925

Undistributed (overdistributed) net investment income	$ 254,131	$ (17,642)

Other Information:
Share increase (decrease)
Shares sold	114,626	133,748
Shares redeemed	(237,152)	(284,501)
Shares issued in reinvestment of distributions	0	15,899
Shares issued in acquisition	0	2,244,301

Net increase (decrease) in shares	(122,526)	2,109,447

See Notes to Financial Statements.

EVERGREEN
VA International Growth Fund
Notes to Financial Statements (Unaudited)

1. ORGANIZATION

The Evergreen VA International Growth Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware business trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Investments

Listed equity securities are valued at the last sale price reported on the national securities exchange, where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B. Foreign Currency Translation

All assets and liabilities denominated in foreign currencies are translated in U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

C. Futures Contracts

In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the funds and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

D. Foreign Currency Contracts

A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Foreign currency contracts are recorded at the

EVERGREEN
VA International Growth Fund
Notes to Financial Statements (Unaudited) (continued)

forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

E. Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums relating to fixed-income securities held by the Fund. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

F. Federal Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

G. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”) (formerly, First Union Corporation), is the investment advisor to the Fund and is paid a management fee that is calculated and paid daily. The management fee is computed by applying percentage rates, starting at 0.66% and declining to 0.36% per annum as net assets increase, to the average daily net assets of the Fund.

During the six months ended June 30, 2002, the amount of investment advisory fees waived by the investment advisor was $64,354. The impact on the Fund’s annualized expense ratio represented as a percentage of its average daily net assets was 0.48%.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the six months ended June 30, 2002, the Fund paid brokerage commissions of $346 to First Union Securities, Inc.

4. ACQUISITION

Effective on the close of business on August 3, 2001, the Fund acquired substantially all the assets and assumed certain liabilities of Evergreen VA Perpetual International Growth Fund, an open-end management investment company registered under the 1940 Act, in an exchange of shares. The net assets were exchanged through a tax-free exchange for 2,244,301 shares of Evergreen VA Perpetual International Growth Fund. The acquired net assets consisted primarily of portfolio securities with unrealized depreciation of $2,694,361. The aggregate net assets of the Fund and Evergreen VA Perpetual International Growth Fund immediately prior

EVERGREEN
VA International Growth Fund
Notes to Financial Statements (Unaudited) (continued)

to the acquisition were $8,070,094 and $22,684,279, respectively. The aggregate net assets of the Fund immediately after the acquisition were $30,754,373.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $6,758,718 and $9,223,637, respectively, for the six months ended June 30, 2002.

On June 30, 2002, the aggregate cost of securities for federal income tax purposes was $24,277,471. The gross unrealized appreciation and depreciation on securities based on that cost was $2,957,303 and $1,550,152, respectively, with a net unrealized appreciation of $1,407,151.

As of December 31, 2001, the Fund had capital loss carryovers for federal income tax purposes of $1,479,402 and $4,779,223, expiring in 2008 and 2009, respectively. Certain portions of the capital loss carryovers of the Fund were assumed as a result of acquisitions.

For income tax purposes, capital and currency losses incurred after October 31 within a Fund’s fiscal year are deemed to arise on the first business day of the Fund’s following fiscal year. As of December 31, 2001, the Fund incurred and elected to defer post October capital and currency losses of $262,435 and $13,819, respectively.

6. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and its custodian, a portion of the fund expenses have been reduced. The Fund received $474 in expense reductions. The impact of the total expense reductions on the Fund’s annualized expense ratio represented as a percentage of its average net assets was 0.00%.

7. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

8. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $725 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Securities, Inc. was paid a one-time arrangement fee of $150,000, which was charged to the funds and also allocated pro rata.

During the six months ended June 30, 2002, the Fund had no borrowings under this agreement.

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Board of Trustees

Name, address and date of birth	Position with trust	Begining year of term of office*	Principal occupations for last five years	Number of portfolios overseen in Evergreen Funds complex	Other directorships held outside of Evergreen funds complex

Charles A. Austin III 200 Berkeley Street Boston, MA 02116 DOB: 10/23/1934	Trustee	1991	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

K. Dun Gifford 200 Berkeley Street Boston, MA 02116 DOB: 10/23/1938	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Leroy Keith, Jr. 200 Berkeley Street Boston, MA 02116 DOB: 2/14/1939	Trustee	1983	Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund

Gerald M. McDonnell 200 Berkeley Street Boston, MA 02116 DOB: 7/14/1939	Trustee	1988	Sales Manager, SMI-STEEL — South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Thomas L. McVerry 200 Berkeley Street Boston, MA 02116 DOB: 8/2/1938	Trustee	1993	Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

William Walt Pettit 200 Berkeley Street Boston, MA 02116 DOB: 8/26/1955	Trustee	1984	Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

David M. Richardson 200 Berkeley Street Boston, MA 02116 DOB: 9/19/1941	Trustee	1982	President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Russell A. Salton, III MD 200 Berkeley Street Boston, MA 02116 DOB: 6/2/1947	Trustee	1984	Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Michael S. Scofield 200 Berkeley Street Boston, MA 02116 DOB: 2/20/1943	Trustee	1984	Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Richard J. Shima 200 Berkeley Street Boston, MA 02116 DOB: 8/11/1939	Trustee	1993	Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Richard K. Wagoner, CFA** 200 Berkeley Street Boston, MA 02116 DOB: 12/12/1937	Trustee	1999	Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

* Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office.

** Mr. Wagoner is an “interested person” of the funds because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the funds’ investment advisor.

Additional information about the funds’ Board of Trustees can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Mutual funds to meet all your needs We offer a complete family of mutual funds designed to help you meet a wide range of financial goals.

Global & International funds invest in securities of companies around the globe.

Domestic Equity funds invest in securities of companies primarily located in the United States.

Blend Equity funds invest in a blend of equity investment styles.

Balanced funds invest in a mix of stocks and bonds to maximize benefits of asset allocation.

Fixed Income funds invest in securities with the potential to produce regular income.

Tax Advantaged funds invest in securities that produce federally tax-free income.*

Money Market funds invest in short-term money market instruments with a high degree of liquidity.

* Income may be subject to the federal alternative minimum tax as well as state and local taxes.

558961 8/2002

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For more information
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

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Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034